
$1,000,000.00                                                              Charlotte           NC            SEPTEMBER 19, 1996
 ------------                                                           --------------------------------------------------------
                                                                             (City)          (State)               (Date)

   For value received, the undersigned (whether one or more, hereinafter called the "Obligors") promise(s) to pay to the order of SouthTrust Bank of North Carolina (hereinafter called the "Bank" or, together with any any other holder of this note, the
"Holder"), at any office of the Bank in Charlotte, NC, or at such other place as the Holder may designate, the sum of ONE
MILLION AND NO/100 Dollars, together with interest thereon at the rate and on the date(s) provided below from the date of this note until maturity, and with interest on the aggregate unpaid principal and accrued interest after maturity at the rate which is 2 percent per annum in excess of the rate stated below or the maximum rate allowed by law, whichever is less, from maturity until and aggregate indebtedness is paid in full.

/X/ VARIABLE RATE

Except as otherwise provided in this note, interest will accrue on the above-stated principal sum at the rate per annum which is _________ percentage points in excess of the Base Rate. As used in this note, the term "Base Rate" means the rate of interest designated by the Bank periodically as the Base Rate. The Base Rate is not necessarily the lowest rate charged by the
Bank. The Base Rate on the date of this note is ______________ percent. The rate of interest payable under this note will change to reflect any change in the Base Rate:
/ / on any day the Base Rate changes.                                 / / on the _____________ day of each month thereafter.
/ / on the day each payment of interest is due as provided below.     /X/ See attached Addendum    P.S
Obligors may prepay this note in full at any time without penalty.
/ / FIXED RATE
Except as otherwise provided in this note, interest will accrue on the above-stated principal sum at the rate of ____________
percent per annum from the date of this note until maturity.

The above-stated principal sum shall be paid in full:
/ / on ______________________.     / / on demand.      /X/ on demand, but if no demand is made, then on FEBRUARY 17, 1999

Accrued interest on the unpaid balance of the principal sum shall be paid:
/X/ monthly on the 17th day of each month beginning OCTOBER 17, 1996, and at maturity.
/ / quarterly beginning on ______________________________, on the same day every three months thereafter, and at maturity.
Until the earlier of maturity of this note, or the occurrence of any event giving Bank the right to accelerate maturity of this note as provided below, or written or oral notice to any Obligor of Bank's election to terminate the line of credit (which notice Bank may give at its discretion), the undersigned may borrow hereunder, prepay the principal sum in whole or in part without penalty, and reborrow hereunder, so long as the aggregate unpaid principal balance of such borrowings does not exceed the principal amount of this note at any time. Bank may require that borrowings be made only upon at least one banking day's written notice to Bank. For the privilege of having such credit available, the undersigned agrees to pay Bank a commitment fee
of   n/a   percent per annum on the unused portion of the principal sum of this note, such fee to be calculated and payable as follows: ______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
The rate of interest under this note may increase upon the occurrence of certain events described on the back of this page.

Interest on the principal sum will be calculated at the rate provided in this note on the basis of /X/ 360  / / 365 day year and the actual number of days elapsed by multiplying the principal sum by the per annum rate set forth above, multiplying the product thereof by the actual number of days elapsed, and dividing the product so obtained by /X/ 360  / / 365.

LOAN FEE (this provision applicable only if completed): A loan fee in the amount of $3,000.00 has been / / advanced to
Obligors as a loan under this note and paid to the Bank /X/ paid to the Bank by cash or check at closing. The loan fee is earned by the Bank when paid and is not subject to refund except to the extent required by law.

LATE CHARGE: If this note is payable in installments of interest or principal and interest, and if any scheduled payment is late 15 days or more. Obligors agree to pay a late charge equal to 4% of the amount of the payment which is late, but not more than the maximum amount allowed by applicable law.
   This note is secured by every security agreement, pledge, assignment, stock power, deed of trust and/or mortgage covering personal or real property (all of which are hereinafter included in the term "Separate Agreements") which secures an obligation so defined as to include this note, including without limitation all such Separate Agreements which are of even date herewith and delivered to the Bank and/or described in the space below. In addition, as security for the payment of any and all liabilities and obligations of the Obligors to the Holder (including the Indebtedness evidenced by this note and all extensions, renewals, and substitutions thereof) and all claims of every nature of the Holder against the Obligors, whether present or future, and whether joint, several, absolute, contingent, matured, unmatured, liquidated, unliquidated, direct or indirect (all of the foregoing are hereinafter included in the term "Obligations") the Obligors hereby grant to the Holder a security interest in and security title to the property described below: (Describe Separate Agreement and Collateral)

As further described in Security Agreement dated September 19, 1996, Pledge and Security Agreement dated September 19, 1996 executed by Jacksonville
Hygiene, Inc., SaniTec Hygiene, Inc., Swisher Hygenic Services, Inc. and
Swisher International of Charlotte, Inc. and Assignment and Pledge of
Savings or other Deposit Account dated September 19, 1996.







   If this note is payable on demand, or on demand but not later than a stated date, all of the Obligations shall be due and payable in full upon demand by Holder, whether or not any default described below has occurred and whether or not the Holder reasonably deems itself to be insecure. If this note has no provision for payment on demand, the following terms apply: if default occurs in the payment of any of the Obligations when due or with respect to any condition or agreement contained in this note; or if for any reason whatever the Collateral shall cease to be satisfactory to the Holder; or in the event of death (if an individual) or dissolution (if a partnership or corporation) of, insolvency of, general assignment by, filing of petition under any chapter of the Federal Bankruptcy Code by or against, filing of application in any court for receiver for, judgment against, issuance of any writ of execution, attachment or garnishment against, or against any of the property of, any Obligor or any indorser or guarantor of this note (or any general partner of any Obligor or any indorser of any guarantor); or if there occurs any default or event authorizing acceleration as contained in any Separate Agreement; or if at any time in the sole opinion of the Holder the financial responsibility of any Obligor or any indorser or guarantor of this note shall become impaired; then, if any of the foregoing occur, all unpaid amounts of any and all of the Obligations shall, the the option of the Holder and without notice or demand, become immediately due and payable, notwithstanding any time or credit allowed under any of the Obligations or under any instrument evidencing the same.
   With respect to any and all Obligations, the Obligors and any indorsers of this note severally waive the following: (1) to the extent permitted by applicable law, all rights of exemption of property from levy or sale under execution or other process for the collection of debts under the constitution and laws of the United States or of any state thereof; (2) demand;
presentment, protest, notice of dishonor, still against any party and all other requirements necessary to change or hold any
Obligor liable on any Obligation; (3) any further receipt for or acknowledgment of the Collateral now or hereafter deposited or statement of indebtedness; (4) all statutory provisions and requirements for the benefit of any Obligor, now or hereafter in force (to the extent that same may be waived); (5) the right to interpose any set-off or counterclaim of any nature or description in any litigation in which the Holder and any Obligor shall be adverse parties. The Obligors severally agree that any Obligations of any Obligor may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, discharged or released by the Holder, and any Collateral, lien and/or right of set-off securing any Obligation may, from time to time, in whole or in part, be exchanged, sold, or released, all without notice to or further reservations of rights against any Obligor and all without in any way affecting or releasing the liability of any Obligor. The Obligors jointly and severally agree to pay all filing fees and taxes in connection with this note or the Collateral and all costs of collecting or securing or attempting to collect or secure any Obligations, including a reasonable attorney's fee if an attorney, not a salaried employee of the Holder, is consulted with reference to sum or otherwise.
   The Obligors shall be jointly and severally liable for all indebtedness represented by this note and have subscribed their names hereto without condition that anyone else should sign or become bound hereon and without any other condition whatsoever being made. The provisions printed on the back of this page are a part of this note. The provisions of this note are binding on the heirs, executors, administrators, assigns and successors of each and every Obligor and shall inure to the benefit of the
Holder, as successors and assigns. This note is executed under the seal of each of the Obligors and of the Indorsers, if any.


Obligor's Tax I.D. #:         56-1541396             Swisher International, Inc.                                       (SEAL)
                      --------------------------     ------------------------------------------------------------------------

No.                                                  By   /s/ Patrick L. Swisher                     CEO
    --------------------------------------------        ---------------------------------------------------------------------
                                                              Patrick L. Swisher                    Title

Officer:  Jeffrey C. Covington #190                  Signature                                                         (SEAL)
         ---------------------------------------               --------------------------------------------------------------

Branch:  Morrison Blvd./CLDC Mallard Creek           Signature                                                         (SEAL)
        ----------------------------------------               --------------------------------------------------------------

                                The provisions on the reverse side are a part of this note.

                  ADDITIONAL TERMS AND CONDITIONS OF REVOLVING NOTE

                         (TERMS CONTINUED FROM REVERSE SIDE)

   Each Obligor and each guarantor and indorser agrees (a) in the event such Obligor, guarantor or indorser is other than an individual, to furnish the Holder at least annually, within 120 days after the end of each calendar year or other fiscal year of such entity, a current financial statement, including a balance sheet and statements of income, cash flows and changes in capital for such year, setting forth in each case in comparative form the corresponding figures for the previous year, together with accompanying schedules and footnotes along with the accountant's letter accompanying the financial statements (if the financial statements were compiled or certified by a public accountant), such financial statements to be certified by the chief executive officer, chief financial officer, managing partner or comparable financial officer of such Obligor, guarantor or indorser to be true and complete to the best of his or her knowledge and belief and to have been prepared in accordance with generally accepted accounting principles or, if not so prepared, setting forth the manner in which such financial statement departs from generally accepted accounting principles; (b) in the event such Obligor, guarantor or indorser is an individual, to furnish the Holder at least annually, within 90 days after each anniversary date of this note, a personal financial statement in form satisfactory to the Holder, certified by such person to be true and complete to the best of his or her knowledge and belief, and to furnish the Holder, within 30 days after the Holder's request therefor, a copy of the federal income tax return most recently filed by such person; and (c) that this paragraph applies in addition to and not in lieu of any other agreement with the Holder which requires the furnishing of financial information.
   If any Obligor, guarantor or indorser falls or refuses to furnish financial information to the Holder under the preceding paragraph or under the terms of any other agreement with the Holder which requires the furnishing of financial information, the Holder, without waiving its right to treat such failure or refusal as a default under this note, may give written notice to Obligors that the Holder has not received the required financial information and that the Holder intends to increase the interest rate under this note if the required information is not received within 30 days after the date of the notice. If the required information is not received by the Holder within 30 days after the date of the notice, at the Holder's option, the rate of interest payable under this note will increase by 1% per annum. At the Holder's option, the rate of interest payable under this note will increase by an additional 1% per annum each 30 days until the required financial information is received by the Holder, subject of a maximum increase of 4% per annum under the provisions of this paragraph. Any such increase(s) in the rate of interest will remain in effect until 30 days after the required information is received by the Holder. The provisions of this paragraph do not apply if the original principal amount of this note is $25,000 or less.
   As additional Collateral for the payment of all Obligations, the Obligors jointly and severally transfer, assign, pledge, and set over to the Holder and grant the Holder a continuing lien upon and security interest in, any and all property of each Obligor that for any purpose, whether in trust for any Obligor or for custody, pledge, collection or otherwise, is now or hereafter in the actual or constructive possession of, or in transit to, the Holder in any capacity, its correspondents or agents, and also a continuing lien upon and or right of set-off against all deposits and credits of each Obligor with, and all claims of each Obligor against, the Holder now or at any time hereafter existing. The Holder is hereby authorized, at any time or times and without prior notice, to apply such property, deposits, credits, and claims, in whole or in part and in such order as the Holder may elect, to the payment of, or as a reserve against, one or more of the Obligations, whether other
Collateral therefor is deemed adequate or not. All such property, deposits, credits and claims of the Obligors are included in the term Collateral, and the Holder shall have (unless prohibited by law) the same rights with respect to such Collateral as it shall have with respect to other Collateral.
   Without the necessity for notice to or consent of any Obligor, the Holder may exercise any rights of any of the Obligors with respect to any Collateral, including without limitation thereto the following rights: (1) to record or register in, or otherwise transfer into, the name of the Holder or its nominee any part of the Collateral, without disclosing that the Holder's interest is that of a secured party; (2) to pledge or otherwise transfer any or all of the Obligations and/or Collateral, whereupon any pledgee or transferee shall have all the rights of the Holder hereunder, and the Holder shall thereafter be fully discharged and relieved from all responsibility and liability for the Collateral so transferred but shall retain all rights and powers hereunder as to all Collateral not so transferred; (3) to take possession of any Collateral and to receive any proceeds of and dividends and income on any Collateral, including money, and to hold the same as Collateral or apply the same to any of the Obligations, the manner, order and extent of such application to be in the sole discretion of the Holder; (4) to exercise any and all rights of voting, conversion, exchange, subscription or their rights or options pertaining to any Collateral; and (5) to liquidate, demand, sue for, collect, compromise, receive and receipt for the cash or surrender value of any Collateral, if for any reason whatsoever the Collateral shall cease to be satisfactory to the Holder, the Obligors shall upon demand deposit with the Holder additional Collateral satisfactory to the Holder. Surrender of this note, upon payment or otherwise, shall not affect the right of the Holder to retain the Collateral as security for other Obligations. Upon default, the Obligors agree to assemble the Collateral and make it available to Holder at such place or places as the Holder shall designate.
   The Holder shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral which is in its possession if it takes such reasonable actions for that purpose as the pledgor of such Collateral shall request in writing, but the Holder shall have sole power to determine whether such actions are reasonable. Any omission to do any act not requested by said pledgor shall not be deemed a failure to exercise reasonable care. The Obligors shall be responsible for the preservation of the collateral and shall take all steps to preserve rights against prior parties. The Holder shall have the right to, but shall not be obligated to, preserve rights against prior parties; nor shall the Holder be liable for any failure to realize upon, or to exercise any right or power with respect to, any of the Obligations or Collateral, or for any delay in so doing.
   The Holder, without making any demands whatsoever, shall have the right to sell all or part of the Collateral, although the Obligations may be contingent or unmatured, whenever the Holder considers such sale necessary for its protection. Sale of the Collateral may be made, at any time and from time to time, at any public or, unless prohibited by applicable law at, private sale, at the option of the Holder, without advertisement or notice to any Obligor, except such notice as is required by law and cannot be waived. The Holder may purchase the Collateral at any such sale (unless prohibited by law) free from any equity or redemption and from all other claims. After deducting all expenses, including legal expenses and attorney's fees, for maintaining or selling the Collateral and collecting the proceeds of sale, the Holder shall have the right to apply the remainder of said proceeds in payment of, or as a reserve against, any of the obligations, the manner, order and extent of such application to be in the sole discretion of the Holder. To the extent notice of any sale or other disposition of the Collateral is required by law to be given to any Obligor, the requirement of reasonable notice shall be met by sending such notice, as provided below, at least ten (10) calendar days before the time of sale or disposition. The Obligors shall remain liable to the Holder for the payment of any deficiency, with interest at the rate provided hereinabove. However, the Holder shall not be obligated to resort to any Collateral but, at its election, may proceed to enforce any of the Obligations in default against any or all of the Obligors.
   The Obligors understand that the Bank may enter into participation agreements with participating banks whereby the Bank will sell undivided interests in this note to such other banks. The Obligors consent that the Bank may furnish information regarding the Obligors, including financial information, to such banks from time to time, and also to prospective participating banks in order that such banks may make an informed decision whether to purchase a participation in this note. The Obligors hereby grant to each such participating bank, to the extent of its participation in this note, the right to set off deposit accounts maintained by the Obligors, or any of them, with such bank against unpaid sums owed under this note. Upon written request from the Holder, the Obligors agree to make each payment under this note directly to each such participating bank in proportion to the participant's interest in this note as set forth in such request from the Holder.
   If, at any time, the rate of interest payable under this note shall exceed the maximum rate of interest permitted by applicable law, then, for such time as the interest rate would be excessive, its application shall be suspended and there shall be charged instead the maximum rate of interest permitted under such law, and any excess interest paid by the Obligors or collected by the Holder shall be refunded to the Obligors or credited against the principal sum of this note, at the election of the Holder or as required by applicable law.
   The Holder shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid, unless in writing and signed by the Holder. All rights and remedies of the Holder under the terms of this note and under any statutes or rules of law shall be cumulative and may be exercised successively or concurrently. The Obligors jointly and severally agree that the Holder shall be entitled to all the rights of a holder in due course of a negotiable instrument. This note shall be governed by and construed in accordance with the substantive laws of the United States and the state where the office of the Bank set forth above in the first paragraph of this note is located, other than the rules of such state governing conflicts of law. Any provision of this note which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provision hereof. Any notice required to be given to any person shall be deemed sufficient if delivered to such person or if mailed, postage prepaid, to such person's address as it appears on this note or, if none appears, to any address of such person in the Holder's files. The Holder shall have the right to correct patent errors in this note. A photocopy of this note may be filed as a financing statement in any public office.

EACH GUARANTOR AND INDORSER OF THIS NOTE AGREES TO BE BOUND BY THE PROVISIONS PRINTED OR OTHERWISE APPEARING ABOVE AND ON THE FACE OF THIS NOTE, INCLUDING THE PROVISION FOR PAYMENT OF ATTORNEYS' FEES FOR COLLECTION, AND EACH GUARANTOR AND INDORSER HEREBY WAIVES ANY RIGHTS HE OR IT MAY HAVE UNDER NORTH CAROLINA GENERAL STATUTES SECTIONS 26-7 ET SEQ.


Signature                        (SEAL)     Signature                     (SEAL)
          ----------------------                      --------------------

Address                                     Address
        ------------------------                    ----------------------------

Signature                        (SEAL)     Signature                     (SEAL)
          ----------------------                      --------------------

Address                                     Address
        ------------------------                    ----------------------------




NC52718  SouthTrust Corporation (3/93)

                  ADDENDUM TO REVOLVING NOTE BY AND BETWEEN SWISHER INTERNATIONAL, INC. AS "OBLIGOR" AND SOUTHTRUST BANK OF NORTH
                     CAROLINA AS THE "BANK DATED SEPTEMBER 19,1996.

Interest will accrue on the above stated principal amount at the rate per annum which is 2.85% above the ninety (90) day London Interbank Offering Rate (LIBOR) as quoted in the Wall Street Journal. The rate of interest under this note will change to reflect any change in the index every ninety (90) days. The ninety (90) day London Interbank Offering Rate on the day of this note is 5.66%.


Swisher International, Inc.
By /s/ PATRICK L. SWISHER
  --------------------------------
       Patrick L. Swisher, CEO

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                         REVOLVING LOAN AGREEMENT
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     This Agreement dated SEPTEMBER 19, 1996, made by and between Swisher
International, Inc. ("Borrower") and SouthTrust Bank of North Carolina
("Bank")

                               WITNESSETH:

     That for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual promises herein made, Bank and Borrower, intending to be legally bound, agree as follows:

                      ARTICLE I - THE REVOLVING LOAN

   SECTION 1.1 Bank hereby agrees to lend to Borrower, and Borrower hereby agrees to borrow from Bank, upon the terms and conditions, set forth in this Agreement, the principal sum of up to ONE MILLION AND NO/100 dollars ($1,000,000.00) (the "Revolving Loan"). Borrower's obligation to repay the Revolving Loan and the interest thereon shall be evidenced by a promissory note (the "Note") in form and substance satisfactory to Bank. Until the earlier of FEBRUARY 17, 1999 or the occurrence of any Event of Default (as defined under Article VI of this Agreement), or written notice to Borrower of Bank's election to terminate the availability of new loans under this Agreement (which notice Bank may give at its discretion, whether or not an Event of Default has occurred or is threatened). Borrower may borrow hereunder, prepay the principal sum of such loans in whole or in part without penalty, and reborrow hereunder, so long as the aggregate unpaid principal balance of such loans does not exceed the maximum principal amount set forth in the first sentence of this Section 1.1. Bank may require at any time that loans be made upon at least one banking day's notice to Bank. Bank may also require at any time that loans be requested in writing on Bank's loan request form. Bank may disburse each loan by credit to Borrower's transaction account with Bank, by check, or in such other manner as Borrower and Bank may agree.

     SECTION 1.2. Borrower agrees to pay interest on the Revolving Loan at the rate(s), on the date(s), and calculated by the method, set forth in the Note.

     SECTION 1.3. Unless payment is required to be made earlier under the terms of the Note or pursuant to Section 6.2 of this Agreement following an Event of Default, Borrower shall pay the unpaid principal balance of the Revolving Loan in full on the maturity date of the Note.

     SECTION 1.4. For the privilege of having the Revolving Loan available, until the earlier of the termination of this Agreement or the effective date of Bank's election to terminate the availability of new loans, Borrower agrees to pay to Bank a commitment fee of 0.00% per annum on the unused portion of the maximum principal amount of the Revolving Loan, such fee to be calculated and paid as follows:

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                            ARTICLE II - COLLATERAL

     Section 2.1. The repayment by Borrower of the indebtedness under the Revolving Loan and the Note, and the performance by Borrower of all obligations under this Agreement, are and shall be secured by every mortgage, deed of trust, and security agreement (every "Separate Agreement") which secures an obligation so defined as to include the Revolving Loan or the Note (including, without limitation, those Separate Agreements described below), and by all property of Borrower now or hereafter in the possession, control or custody of Bank (in which property Borrower hereby grants Bank a security interest to secure such indebtedness and obligations) and by all property in which Bank has or hereafter acquires a lien, security interest, or other right, including, without limitation, the property described below (in which property Borrower hereby grants Bank a security interest to secure such indebtedness and obligations)

      As further described in Security Agrement dated September 19, 1996, Pledge and Security Agreement dated September 19, 1996 executed by Jacksonville Hygiene, Inc., SaniTec Hygiene, Inc., Swisher Hygenic Services, Inc. and Swisher International of Charlotte, Inc. and Assignment and Pledge of Savings or Other Deposit Account dated September 19, 1996.

(The property described above and the property described in every Separate Agreement is individually and collectively referred to in this Agreement as the "Collateral").

     SECTION 2.2. Borrower shall execute and deliver, or shall cause to be executed and delivered, such documents relating to the Collateral as Bank may from time to time request.

   ARTICLE III - BORROWER WARRANTS AND REPRESENTS TO BANK THAT:

     SECTION 3.1 Borrower is a Corporation duly organized and existing under the laws of the State of North Carolina, and is qualified to do business in all jurisdictions in which it conducts its business.

     SECTION 3.2. The execution and delivery by Borrower of, and the performance by Borrower of its obligations under, this Agreement, the Note and the Separate Agreements have been duly authorized by all requisite action on the part of Borrower and do not and will not (i) violate any provision of Borrower's articles of incorporation, by-laws, or other organizational documents, any law or any judgment, order or ruling of any court or governmental agency, or (ii) be in conflict with, result in a breach of, or constitute, following notice or lapse of time or both, a default under any indenture, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound.

     SECTION 3.3. Each of this Agreement and the Note is the legal, valid and binding agreement of Borrower enforceable against Borrower in accordance with its terms.

     SECTION 3.4. There are no pending or threatened actions or proceedings before any court or administrative or governmental agency that may, individually or collectively, adversely affect the financial condition or business operations of Borrower.

     SECTION 3.5. The financial statement dated OCTOBER 31, 1995, previously delivered by Borrower to Bank, fairly and accurately presents the financial condition of Borrower as of such date and has been prepared in accordance with generally accepted accounting principles consistently applied. Since the date of that financial statement, there has been no material adverse change in the financial condition of Borrower, and, after due inquiry, there exists no material contingent liability or obligation assertable against Borrower.

     SECTION 3.6. All federal, state and other tax returns of Borrower required by law to be filed have been completed in full and have been duly filed, and all taxes, assessments, and withholdings shown on such returns or billed to Borrower have been paid, and Borrower maintains adequate reserves and accruals in respect of all such federal, state and other taxes, assessments and withholdings. There are no unpaid assessments pending against Borrower for any taxes or withholdings, and Borrower knows of no basis therefor.

     SECTION 3.7. The obligations of Borrower under this Agreement and the Note are not subordinated in right of payment to any other obligation of Borrower.

     SECTION 3.8. Borrower possesses all permits, memberships, franchises, contracts, licenses, trademark rights, trade names, patents, and other authorizations necessary to enable it to conduct its business operations as now conducted, and no filing with, and no consent, permission, authorization, order or license of, any individual, entity, or governmental authority is necessary in connection with the execution, delivery, performance or enforcement or this Agreement or the Note.

     SECTION 3.9. No event has occurred and is continuing which is, or which with the giving of notice or lapse of time or both would be, an Event of Default (as defined in Article VI) of this Agreement.

     SECTION 3.10. Borrower has good and marketable title to all of its properties and assets including, without limitation, the Collateral and the properties and assets reflected in the above-described financial statement.

     SECTION 3.11. The minimum funding standards of Section 302 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") have been met at all times with respect to all "plans" of Borrower to which such standards apply; Borrower has not made a "partial withdrawal" or a "complete withdrawal" from any "multiemployer plan"; and no "reportable event" or "prohibited transaction" has occurred with respect to any such "plan" (as all of the quoted terms are defined in ERISA).

     SECTION 3.12. Except as otherwise expressly disclosed by Borrower to Bank in writing on the date of this Agreement: No "hazardous substance" (as that term is defined in Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ["CERCLA"]) has been released, discharged, disposed of, or stored on any of Borrower's owned or leased real or personal property by Borrower, by any third party, or by any predecessor in interest or in title to Borrower; Borrower and all of Borrower's properties are in compliance with all applicable local, state and federal environmental laws and regulations; no notice has been served on Borrower by any governmental authority or any individual or entity claiming violation of any environmental protection law or regulation, or demanding compliance with any environmental protection law or regulation, or demanding payment, indemnity, or contribution for any environmental damage or injury to natural resources; no "hazardous substance" (as defined in CERCLA) is produced or used in Borrower's business; and no improvement on any real property owned or leased by Borrower contains any asbestos, including, without limitation, asbestos insulation on ceilings, piping or structural members or supports.

     SECTION 3.13. Bank shall not be obligated to make any loan under the Revolving Loan until Borrower shall have furnished Bank, at Borrower's expense and as the Bank may request from time to time, such evidence as Bank shall require regarding the truth or continued truth of the foregoing representations and warranties, including, without limitation, opinions of Borrower's outside legal counsel, opinions and certificates of Borrower's independent certified public accountants, surveys, appraisals, environmental audits by qualified environmental engineers selected by Bank, reports of other independent consultants selected by Bank, and certificates of Borrower's officers. All such evidence must be in form and content satisfactory to Bank.

                     ARTICLE  IV - AFFIRMATIVE COVENANTS

     Borrower covenants and agrees that, so long as it may borrow under this Agreement or so long as any indebtedness remains outstanding under the Revolving Loan or under the Note, Borrower shall:

     SECTION 4.1. Deliver to Bank (i) within 30 days after each fiscal quarter an unaudited financial statement including a balance sheet and statements of income and cash flows, certified by Borrower's chief executive or chief financial officer to be correct and complete, (ii) within 120 days after the end of each year a financial statement including a balance sheet of Borrower as of the end of such year and statements of income, cash flows and changes in equity for such year, setting forth in each case in comparative form the corresponding figures for the previous year, together with accompanying schedules and footnotes, certified or compiled (at Bank's election) by the present independent certified public accountants of Borrower or by another firm of independent certified public accountants designated by Borrower which is satisfactory to Bank, such financial statement to be prepared in accordance with generally accepted accounting principles applied in a manner consistent with the financial statements previously furnished to Bank, or if not so prepared, setting forth the manner in which such financial statement departs from generally accepted accounting principles or from previous financial statements furnished to Bank by Borrower, and (iii) with reasonable promptness, such other information (including, without limitation, copies of tax returns and amendments thereto filed by Borrower) as Bank may request.

     SECTION 4.2. Maintain its books, accounts and records in accordance with generally accepted accounting principles, applied in a manner consistent with the financial statements previously furnished to the Bank, and shall permit any person or entity designated in writing by Bank to visit and inspect any of its properties, books and financial records, and to make copies thereof and take extracts therefrom, and to discuss Borrower's financial affairs with Borrower's financial officers and accountants.

     SECTION 4.3. Pay and discharge all taxes, assessments, fees, withholdings and other governmental charges or levies imposed upon it, or upon its income and profits, or upon any property belonging to it, prior to the date on which penalties attach thereto, unless the legality thereof shall be promptly and actively contested in good faith by appropriate proceedings, and unless adequate reserves for such liability are maintained by Borrower pending determination of such contest.

     SECTION 4.4. Maintain its existence in good standing in the state of its organization or incorporation and its qualification and good standing in all jurisdictions where such qualification is required under applicable law, and conduct its business in the manner in which it is now conducted subject only to changes made in the ordinary course of business.

     SECTION 4.5. Promptly notify Bank in writing of the occurrence of any Event of Default or of any pending or threatened litigation claiming damages in excess of $25,000 or seeking relief that, if granted, would adversely affect the financial condition or business operations of Borrower.

     SECTION 4.6. Maintain and keep in force at all times insurance of the types and in the amounts customarily carried in lines of business similar to Borrower's and such other insurance as Bank may require, including, without limitation, fire, public liability, casualty, property damage, flood damage, and worker's compensation insurance, which insurance shall be carried with companies and in amounts satisfactory to Bank. All casualty and property damage insurance shall name Bank as mortgagee or loss payee, as appropriate, and shall provide for a minimum often days' written notice to Bank before cancellation. Borrower shall deliver to Bank from time to time at Bank's request copies of all such insurance policies and certificates of insurance and schedules setting forth all insurance then in effect. Borrower hereby appoints Bank the attorney-in-fact for Borrower for purposes of obtaining, adjusting, settling, and canceling such insurance and of endorsing in Borrower's name and giving receipt for checks and drafts issued in payment of losses and as returned premiums. Borrower hereby assigns all insurance policies at any time covering property that is Collateral for the Note and all returned and unearned premiums theron to Bank as additional Collateral for the Note.

   SECTION 4.7. Keep all of its properties in good repair and condition, and from time to time make neccesary repairs, renewals and replacements thereto so that Borrower's property shall be fully and efficiently preserved and maintained.

     SECTION 4.8. Perform or take, on request of Bank, such action as may be necessary or advisable to perfect any lien or security interest in the Collateral or otherwise to carry out the intent of this Agreement.

     SECTION 4.9. Pay or reimburse Bank for any out-of-pocket expenses, including attorneys' fees, incurred by Bank in preparing or enforcing this Agreement, the Note, and the Separate Agreements, or in collecting the Revolving Loan and any other sum due under the Note or this Agreement after default by Borrower in the payment thereof.

     SECTION 4.10. Fund all of its "plans" to which the minimum funding standards of Section 302 of ERISA apply in accordance with such standards; furnish Bank, promptly upon Bank's request, copies of all reports or other statements filed with, or received from, the United States Department of Labor, the Internal Revenue Service, or the Pension Benefit Guaranty Corporation with respect to all of Borrower's "plans"; and promptly advise Bank of the occurrence of any "reportable event" or "prohibited transaction" with respect to any such "plan" (as all of the quoted terms are defined in ERISA).

     SECTION 4.11. Comply with all applicable present and future local, state and federal laws, including, without limitation, environmental laws and regulations; notify Bank immediately if any "hazardous substance" (as defined in CERCLA) is released, discharged, disposed of, stored, or discovered on any real or personal property owned or leased by Borrower; notify Bank in writing within three days after Borrower receives notice from any governmental authority or any individual or entity claiming violation of any environmental protection law or regulation, or demanding compliance with any environmental protection law or regulation, or demanding payment, indemnity, or contribution for any environmental damage or injury to natural resources; and permit Bank from time to time to observe Borrower's operations and to perform tests (including soil tests and ground water tests) for "hazardous substances" on any real or personal property owned or leased by Borrower.

   SECTION 4.13. Use the proceeds of the Revolving Loan only for temporary and permanent working capital needs of Swisher International, Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

   SECTION 4.14.
                 -------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                          ARTICLE V - NEGATIVE COVENANTS

   Borrower covenants and agrees that, without the prior written consent of Bank, so long as it may borrow under this Agreement or so long as any indebtedness remains outstanding under the Revolving Loan or under the Note, Borrower shall not:
   SECTION 5.1. Use any proceeds of the Revolving Loan except for the purposes stated in SECTION 4.13.
   SECTION 5.2. Make any additional investment in fixed assets in any one fiscal year in excess of a yearly aggregate of $ n/a.
                                               -------------------------------
   SECTION 5.3. Create, incur, assume, or suffer to exist any indebtedness of any description whatsoever not existing as of the date of this Agreement, except (i) indebtedness incurred under this Agreement, (ii) any trade indebtedness incurred in the ordinary course of business payable no later than 60 days of its incurrence, and (iii)
                                           -----------------------------------
------------------------------------------------------------------------------
   SECTION 5.4. Merge, consolidate or enter into a partnership or joint venture with any other person or entity; or sell, lease, transfer or otherwise dispose of all or any substantial portion of its assets, except sales of inventory in the ordinary course of business; or change its name; or change the location of its chief executive office.
   SECTION 5.5. Guarantee or become contingently liable for any obligation or indebtedness of any other person or entity, except that Borrower may endorse negotiable instruments for collection in the ordinary course of business.
   SECTION 5.6. Make any loans, advances or extensions of credit to any person or entity.
                  ------------------------------------------------------------
------------------------------------------------------------------------------
   SECTION 5.7. Pay or declare any dividend on any of its capital stock after the date hereof, provided, however, that if Borrower is an S
Corporation, it may pay dividends not to exceed the amount of income taxes payable by its shareholders attributable to Borrower's income.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
   SECTION 5.8. Grant any lien on or security interest in, or otherwise encumber, any of its properties or assets including, without limitation, the Collateral, and, except for liens for taxes not yet due and payable or which are being actively contested in good faith by appropriate proceedings and for which adequate reserves are being maintained by Borrower and those liens disclosed to Bank by Borrower in writing prior to the execution of this Agreement. Borrower shall not permit to exist any lien, security interest or other encumbrance on any of its properties or assets.
   SECTION 5.9. Take, or fail to take, any act if such act or failure to act results in the imposition of withdrawal liability under Title IV of ERISA.
   SECTION 5.10. Release, discharge, dispose of, store, accept or receive for storage or disposal, or allow to be stored or disposed of, any "hazardous substance" (as defined in CERCLA) on or in any real or personal property owned or leased by Borrower, except as otherwise expressly consented to by
Bank in writing; or release, discharge, use, transport, or dispose of any "hazardous substance" in an unlawful manner.
   SECTION 5.11.
   (a) Permit its working capital to be at any time less than $   n/a;
                                                              ----------------
   (b) Permit the ratio of its current assets to its current liabilities to
       be at any time less than   n/a;
                                  --------------------------------------------
   (c) Permit its tangible net worth to be at any time
       less than   $4,250,000.00;
                   -----------------------------------------------------------
   (d) Permit the ratio of its total liabilities to its tangible net worth to
       be at any time greater than   1.0 to ?0;
                             -------------------------------------------------
   (e) Permit its Debt Service Coverage to be less than   1.50;
                                                         --------------
   (f) Change the dates of its fiscal year now employed for financial and accounting purposes;
   (g)
       ------------------------------------------------------------------------
   (h)
       ------------------------------------------------------------------------

                                                                         INITIAL
                                                                           HERE
       ARTICLE VI - EVENTS OF DEFAULT AND REMEDIES *See attached Addendum.

   SECTION 6.1. Any one or more of the following shall constitute an Event of Default hereunder by Borrower:

   (a) Failure to pay when due any payment of principal or interest due on the Note or any other sum due hereunder; or
   (b) Failure to pay when due any payment of principal or interest due on any other obligation for money borrowed or the deferred purchase price of goods or services; or
   (c) Default under any Separate Agreement or any other document, note, agreement, mortgage, security agreement, instrument, or understanding with, held by, or executed in favor of Bank; or
   (d) Should any representation or warranty contained herein or made by or furnished on behalf of Borrower in connection herewith be false or misleading in any material respect as of the date made; or
   (e) Failure to perform or observe any covenant or agreement contained in Articles IV or V of this Agreement; or
   (f) Failure to pay its debts generally as they become due; or
   (g) Borrower's or any Guarantor's making or taking any action to make an assignment for the benefit of creditors, or petitioning or taking any action to petition any tribunal for the appointment of a custodian, receiver or any trustee for it or a substantial part of its assets, or commencing or taking any action to commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or debtor relief law or statute of any jurisdiction, whether now or hereafter in effect, including, without limitation, any chapter of the federal Bankruptcy Code; or, if there shall have been filed or commenced against Borrower or any Guarantor any such petition, application or proceeding which is not dismissed within 30 days or in which an order for relief is entered; or should Borrower or any such Guarantor by any act or omission indicate its approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its properties; or should Borrower or any such Guarantor suffer to exist any such custodianship, receivership or trusteeship; or
   (h) Borrower's or any Guarantor's concealing, removing, or permitting to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or making or suffering a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or making any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid, or suffering or permitting, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings or distraint which is not vacated within 30 days after the date thereof; or
   (i) Occurrence of any of the following with respect to Borrower or any
       Guarantor: death (if an individual), death of a general partner (if a partnership), dissolution or cessation of business (if a partnership, corporation, or other organization), or insolvency.
   SECTION 6.2. Upon the occurrence and continuation of an Event of Default, Bank may (i) terminate all obligations of Bank to Borrower, including, without limitation, any obligations to lend money under this Agreement or the Note, (ii) declare immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are expressly waived, the Note and any other note of Borrower held by Bank, including, without limitation, principal, accrued interest and costs of collection (including, without limitation, a reasonable attorney's fee if collected by or through an attorney who is not a salaried employee of Bank, in bankruptcy or in other judicial proceedings, which costs Borrower hereby agrees to pay) and (iii) pursue any remedy available to it under this Agreement, under the Note, under any other note of Borrower held by Bank, or available at law or in equity.

                                                 Page 3 of 5 ________ initials

     SECTION 7.1.
     As used in this Agreement, the following terms shall have the meanings set forth below:
   (a) Accounting terms used in this Agreement such as "net income", "working capital", "current assets", "current liabilities", "tangible net worth", and "total liabilities" shall have the meanings normally given them by, and shall be calculated, both as to amounts and classification of items, in accordance with, generally accepted accounting principles.
   (b) "Agreement" means this Revolving Loan Agreement, as amended or supplemented in writing from time to time.
   (c) "Bank" means the banking corporation or association named in the first sentence of this Agreement and which executes this Agreement below as "Bank."
   (d) "Borrower" means the person or entity named in the first sentence of this Agreement and who executes this Agreement below as "Borrower." For purposes of Section 3.11, 4.10, and 5.9, such term also includes any member of a "controlled group" (as defined in ERISA) of which the named Borrower is a member.
   (e) "CERCLA" is defined in Section 3.12.
   (f) "Collateral" is defined in Section 2.1.
   (g) "ERISA" is defined in Section 3.11.
   (h) "Event of Default" is defined in Section 6.1.
   (i) "Debt Service" means a fraction in which the numerator is the sum of the net income of Borrower (after provision for federal and state taxes) for the 12-month period preceding the applicable date plus the interest, lease and rental expenses of Borrower for the period plus the sum of non-cash expenses or allowances for such period
       (including, without limitation, amortization or write-down of intangible assets, depreciation, depletion, and deferred taxes and expenses) and the denominator is the sum of the current portion of the long-term debt of Borrower as of the applicable date plus the interest, lease and rental expenses for the 12-month period preceding the applicable date. If Borrower has elected treatment as an S Corporation under the Internal Revenue Code, however, "Debt Service" means a fraction in which the numerator is the sum of the net income of Borrower (after deduction of an amount equal to the federal and state income taxes, calculated at the marginal rates which would otherwise have been applicable to Borrower at such time, which Borrower would have been required to pay if it had not elected treatment as an S Corporation for federal and state income tax purposes) for the 12-month period preceding the applicable date plus the interest, lease and rental expenses of Borrower for the period plus the sum of noncash expenses or allowances for such period (including, without limitation, amortization or write-down of intangible assets, depreciation, depletion, and expenses), and the denominator is the sum of the current portion of the long-term debt of Borrower as of the applicable date plus the interest, lease and rental expenses for the 12-month period preceding the applicable date.
   (j) "Guarantor" means any person or entity who endorses the Note or who now or hereafter guarantees payment or collection of the Revolving Loan in whole or in part.
   (k) "Note" is defined in Section 1.1 and includes any promissory note or notes given in extension or renewal of, or in substitution for, the original Note.
   (l) "Revolving Loan" is defined in Section 1.1.
   (m) "Separate Agreement" is defined in Section 2.1.

                            ARTICLE VIII - MISCELLANEOUS

     SECTION 8.1. No delay or failure on the part of Bank in the exercise of any right, power or privilege granted under this Agreement or the Note, or available at law or in equity, shall impair any such right, power or privilege or be construed as a waiver of any Event of Default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against Bank unless made in writing and signed by Bank, and then only to the extent expressly specified therein.
     SECTION 8.2. All notices or consents required or permitted by this Agreement shall be in writing and shall be deemed to have been given or made (i) when actually received, if delivered by hand or sent by facsimile or telegraphic transmission, or (ii) upon the earlier of the actual receipt or five (5) days after mailing, if sent by certified or registered mail, postage prepaid, return receipt requested, and addressed as follows:

    (a) If to Bank,         SouthTrust Bank of North Carolina
                            -------------------------------------------
                            P.O. Box 563972
                            -------------------------------------------
                            Charlotte, NC 28256-3972
                            -------------------------------------------
                            Facsimile Number: 704-365-3475
                                              -------------------------
                            Attention:   Jeffrey C. Covington,
                                         Vice President
                                         ------------------------------
    (b) If to Borrower,
                            -------------------------------------------
                            Swisher International, Inc.
                            -------------------------------------------
                            6849 Fairview Road
                            -------------------------------------------
                            Charlotte, NC 28210
                            -------------------------------------------
                            Facsimile Number:
                                              -------------------------
                            Attention:   Patrick L. Swisher     CEO
                                         ------------------------------

Either Borrower or Bank, or both, may change its address or facsimile number for notice purposes by notice to the other party in the manner provided herein.
     SECTION 8.3. This Agreement and the Note shall be governed by and construed and enforced in accordance with the substantive laws of the United States and the state in which the principal office of Bank is located, without regard to that state's rules governing conflicts of law.
     SECTION 8.4. All representations and warranties contained in this Agreement or made or furnished on behalf of Borrower in connection herewith shall survive the execution and delivery of this Agreement and the Note, shall be deemed to be made anew each time Borrower requests a loan under this Agreement, and shall survive until the Revolving Loan and all interest thereon are paid in full.
     SECTION 8.5. This Agreement shall bind and inure to the benefit of Borrower and Bank, and their respective successors and assigns; provided, however, Borrower shall have no right to assign its rights or obligations hereunder to any person or entity.
     SECTION 8.6. Time is of the essence in the payment and performance of every term and covenant of this Agreement and the Note.
     SECTION 8.7. This Agreement may be amended or modified, and Borrower may take any action herein prohibited, or omit to perform any action required to be performed by it, only if Borrower shall obtain the prior written consent of Bank to such amendment, modification, action or omission to act, and no course of dealing between Borrower and Bank shall operate as a waiver of any right, power or privilege granted under this Agreement, under the Note or the Separate Agreements, or available at law or in equity. This Agreement, the Note, and the Separate Agreements contain the entire agreement between Borrower and Bank regarding the Revolving Loan and the Collateral. No oral representations or statements shall be binding on Bank, and no agent of Bank has the authority to vary the terms of this Agreement except in writing on the face hereof or on a separate page attached hereto.
     SECTION 8.8. All rights, powers and privileges granted hereunder shall be cumulative, and shall not be exclusive of any other rights, powers and privileges granted by the Note or any other document or agreement, or available at law or in equity.
     SECTION 8.9. Upon the occurrence and during the continuation of an Event of Default, Borrower recognizes Bank's right, without notice or demand, to apply any indebtedness due or to become due to Borrower from Bank in satisfaction of any of the indebtedness, liabilities or obligations or Borrower under this Agreement, under the Note, or under any other note, instrument, agreement, document or writing of Borrower held by or executed in favor of Bank, including, without limitation, the right to set off against any deposits or cash collateral of Borrower held by Bank. In addition to the right of setoff, as additional collateral for the Revolving Loan, Borrower hereby grants to Bank a continuing lien on and security interest in all deposit accounts of Borrower now or hereafter held by Bank, including all certificates of deposit now or hereafter issued to Borrower by Bank.

                                                   Page 4 of 5 ______ initials

      SECTION 8.10. Borrower hereby agrees to indemnify Bank and its officers, directors, agents and attorneys against, and to hold Bank and all such other persons harmless from, any claims, demands, liabilities, costs, damages, and judgments (including, without limitation, liability under CERCLA, the Federal Resource Conservation and Recovery Act, or other environmental law or regulation, and costs of defense and attorneys' fees) resulting from any Representation or Warranty made by Borrower or on Borrower's behalf pursuant to Article III of this Agreement having been false when made, or resulting from Borrower's breach of any of the covenants set forth in Articles IV or V of this Agreement. This Agreement of indemnity shall be a continuing agreement and shall survive payment of the Revolving Loan and the Note and termination of this Agreement.

     WITNESS the hands and seals of the parties hereto on or as of the date first above written.


BANK:

SouthTrust Bank of North Carolina  (Corporate and Partnership Borrowers and
                                    other Borrowers executing this note by a
By: /s/ JEFFREY C. COVINGTON        representative sign below):
   -----------------------------
        Jeffrey C. Covington       Swisher International, Inc.
   Title: Vice President           -----------------------------------------
          ----------------------
                                   By: /s/ PATRICK L. SWISHER AS ITS CEO
                                      --------------------------------------

                                   Patrick L. Swisher
                                   -----------------------------------------
                                   (type or print name of representative
                                    of Borrower)

                                               (CORPORATE SEAL)

                                   (Individual Borrowers executing this note
                                    individually and not in a representative capacity sign below):

                                   X                                [SEAL]
                                    --------------------------------

                                   ---------------------------------Individually and not in
                                   (type or print name of Borrower) a representative
                                                                    capacity

                                   X                                [SEAL]
                                    --------------------------------

                                   ---------------------------------Individually and not in
                                   (type or print name of Borrower) a representative
                                                                    capacity

ADDENDUM TO REVOLVING LOAN AGREEMENT BY AND BETWEEN SWISHER INTERNATIONAL, INC AS "BORROWER" AND SOUTHTRUST BANK OF NORTH CAROLINA AS THE "BANK" DATED SEPTEMBER 19,1996


Article VI - Events of Default and Remedies:

Notwithstanding the foregoing the Bank will agree Borrower has a five day right to cure period for monetary default (payment default) and a ten day right to cure period for any non-monetary default. These cure periods begin on day of notice.

Swisher International, Inc.

By: /s/ PATRICK L. SWISHER
   --------------------------------------
    Patrick L. Swisher, CEO